UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2026, SharonAI Holdings Inc. (the “Company”) and its wholly-owned, indirect subsidiary, SharonAI Pty Ltd (ACN 645 215 194) (“SharonAI Australia”), entered into the following material employment agreements, each effective as of May 1, 2026 (collectively, the “Employment Agreements”):

(i) an executive employment contract with James Manning (the “Manning Employment Agreement”), pursuant to which Mr. Manning is employed as the Chief Executive Officer on a full-time basis. Pursuant to the Manning Employment Agreement, Mr. Manning will receive an annual base salary of AUD$704,225 (equivalent to approximately US$ 500,000 based on a current exchange rate of $1 AUD to $0.71 US), is eligible for a short-term incentive award of up to 200% of his base remuneration (payable in cash and/or restricted stock units (“RSUs”)), is eligible for a long-term incentive award of up to 150% of his base remuneration in the form of RSUs, and is eligible for a one-time listing award of 25% of his base remuneration in the form of RSUs.

(ii) an executive employment contract with Tim Broadfoot (the “Broadfoot Employment Agreement”), pursuant to which Mr. Broadfoot is employed as Chief Financial Officer on a full-time basis. Pursuant to the Broadfoot Employment Agreement, Mr. Broadfoot will receive an annual base salary of AUD$634,000 (equivalent to approximately US$ 450,140 based on a current exchange rate of $1 AUD to $0.71 US), is eligible for a short-term incentive award of up to 125% of his base remuneration (payable in cash and/or RSUs), is eligible for a long-term incentive award of 100% of his base remuneration in the form of RSUs, and is eligible for a one-time listing award of 25% of his base remuneration in the form of RSUs.

(iii) an executive employment contract with Andrew Leece (the “Leece Employment Agreement”), pursuant to which Mr. Leece is employed as Chief Operations Officer on a full-time basis. Pursuant to the Leece Employment Agreement, Mr. Leece will receive an annual base salary of AUD$563,380 (equivalent to approximately US$ 400,000 based on a current exchange rate of $1 AUD to $0.71 US), is eligible for a short-term incentive award of up to 100% of his base remuneration (payable in cash and/or RSUs), is eligible for a long-term incentive award of up to 125% of his base remuneration in the form of RSUs, and is eligible for a one-time listing award of 50% of his base remuneration in the form of RSUs.

(iv) an executive employment contract with Nick Hughes-Jones (the “Hughes-Jones Employment Agreement”), pursuant to which Mr. Hughes-Jones is employed as Senior Vice President of Business Development of SharonAI Australia on a full-time basis. Pursuant to the Hughes-Jones Employment Agreement, Mr. Hughes-Jones will receive an annual base salary of AUD$563,380 (equivalent to approximately US$ 400,000 based on a current exchange rate of $1 AUD to $0.71 US), is eligible for a short-term incentive award of up to 100% of his base remuneration (payable in cash and/or RSUs), is eligible for a long-term incentive award of up to 125% of his base remuneration in the form of RSUs, and is eligible for a one-time listing award of 50% of his base remuneration in the form of RSUs.

In addition to the compensation provided above for each executive pursuant to his respective Employment Agreement, each Employment Agreement provides that each executive will receive superannuation contributions in line with the minimum compulsory contribution rate required to be paid by the employer, in accordance with applicable legislation, as well as entitling each executive to statutory leaves under applicable law, and to minimum entitlements of the National Employment Standards which are intended to apply to all private sector employees regardless of whether they are covered by a modern award, agreement or contract. Each of the Employment Agreements requires that either 3 months notice or salary be provided to terminate the executive without cause. The Employment Agreements each contain customary provisions relating to confidentiality, intellectual property assignment, post-termination restraints and non-compete obligations.

Messrs. Manning, Leece and Hughes-Jones are the founders of the Company’s predecessors. Through entities each of them control, they each beneficially own 45,447 shares of the Company’s Class B Super Voting Common Stock, which together account for a majority of the voting power in the Company, and which is in addition to other shares of the Company’s Class A Ordinary Common Stock which they beneficially own. Messrs. Manning, Leece and Hughes-Jones also control entities which hold approximately AUD$700,000 (US$465,500), AUD$250,000 (US$166,250) and AUD$1,250,000 (US$831,250), respectively, of convertible notes of the Company. Mr. Manning serves as the Company’s Chief Executive Officer and as a member of its board of directors and the board’s chairman. Mr. Broadfoot serves as the Company’s Chief Executive Officer. Mr. Leece serves as the Company’s Chief Operations Officer. Mr. Hughes-Jones serves as the Company’s Senior Vice President of Business Development.

On December 29, 2025, SharonAI Australia entered into an executive employment contract with Tim Flahvin (the “Flahvin Employment Agreement”), pursuant to which Mr. Flahvin was employed as the General Counsel on a full-time basis, which was not deemed to be an executive officer position at such time. Pursuant to the Flahvin Employment Agreement, Mr. Flahvin received an annual base salary of AUD$350,000 (equivalent to approximately US$ 248,500 based on a current exchange rate of $1 AUD to $0.71 US), is eligible for a short-term incentive cash bonus of up to AUD$50,000 (equivalent to approximately US$ 35,00 based on a current exchange rate of $1 AUD to $0.71 US), is eligible for a long-term incentive award of up to 50% of his base remuneration in the form of restricted stock units (“RSUs”), and is entitled to receive an annual base award of AUD$175,000 (equivalent to approximately US$ 124,250 based on a current exchange rate of $1 AUD to $0.71 US) in the form of RSUs.

In addition to the compensation provided above, the Flahvin Employment Agreement provides that Mr. Flahvin will receive superannuation contributions in line with the minimum compulsory contribution rate required to be paid by the employer, in accordance with applicable legislation, as well as entitling him to statutory leaves under applicable law.

Mr. Flahvin must be provided the following notice of his termination without cause or is entitled to receive his compensation for such period:

Period of Service:	Period of Notice/Compensation:
1 year or less	4 weeks
Over 1 year and up to the completion of 3 years	8 weeks
Over 3 years and up to the completion of 5 years	8 weeks
Over 5 years	12 weeks

Provided that an additional weeks’ notice/compensation will be provided if Mr. Flahvin is over the age of 45 and has completed at least 2 years of continuous service on the date that the notice of termination is provided.

The Flahvin Employment Agreement also contains customary provisions relating to confidentiality, intellectual property assignment, post-termination restraints and non-compete obligations.

On March 30, 2026, the Company determined Tim Flahvin to be an executive officer of the Company and on April 30, 2026, SharonAI Australia entered into an Employment Contract Alteration Agreement with Tim Flahvin (the “Flahvin Alteration Agreement”), effective May 1, 2026, pursuant to which the parties agreed to vary the Flahvin Employment Agreement to provide for an annual base salary of AUD$330,895 (equivalent to approximately US$ 235,000 based on a current exchange rate of $1 AUD to $0.71 US) rather than AUD$350,000, a base RSU award of AUD$259,155 (equivalent to approximately US$ 184,000 based on a current exchange rate of $1 AUD to $0.71 US), which completely replaced the both the annual base award of AUD$175,000 and the long-term incentive award of up to 50% of his base remuneration, and a short-term incentive award of AUD$100,000 (equivalent to approximately US$ 71,000 based on a current exchange rate of $1 AUD to $0.71 US) rather than up to AUD$50,000.

The descriptions of the Manning Employment Agreement, the Broadfoot Employment Agreement, the Leece Employment Agreement, the Hughes-Jones Employment Agreement, the Flahvin Employment Agreement and the Flahvin Alteration Agreement set forth above are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, each of which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On April 30, 2026, SharonAI Australia and the Company terminated the following contractor agreements, each with effect from May 1, 2026 (the “Effective Date”), pursuant to separate Deeds of Termination and Release (collectively, the “Deeds of Termination”):

(i) the contractor agreement dated January 18, 2025 (the “Manning Contractor Agreement”) between SharonAI Australia and Manning Group Pty Ltd ATF MG Office Trust (ACN 620 362 174) (“Manning Group”), pursuant to which Manning Group, with James Manning as the key person, was providing services. The Manning Contractor Agreement was terminated by mutual agreement of the parties in connection with Mr. Manning’s entry into the Manning Employment Agreement described in Item 1.01 above. No material early termination penalties were incurred in connection with the termination;

(ii) the contractor agreement dated October 14, 2024 (the “Broadfoot Contractor Agreement”) between SharonAI Australia and Broadfoot Group Pty Ltd (ACN 632 357 638) (“Broadfoot Group”), pursuant to which Broadfoot Group, with Tim Broadfoot as the key person, was providing services. The Broadfoot Contractor Agreement was terminated by mutual agreement of the parties in connection with Mr. Broadfoot’s entry into the Broadfoot Employment Agreement described in Item 1.01 above. No material early termination penalties were incurred in connection with the termination; and

(iii) the contractor agreement dated October 14, 2024, as varied on June 13, 2025 (the “Inbocalupo Contractor Agreement”) between SharonAI Australia and Inbocalupo Consulting Pty Ltd, pursuant to which Inbocalupo Consulting Pty Ltd, with Nick Hughes-Jones as the key person, was providing services. The Inbocalupo Contractor Agreement was terminated by mutual agreement of the parties in connection with Mr. Hughes-Jones’s entry into the Hughes-Jones Employment Agreement described in Item 1.01 above. No material early termination penalties were incurred in connection with the termination.

A brief description of any material relationship between the Company and each party to a Deed of Termination, other than in respect of the Deed of Termination, is provided in Item 1.01 above and made a part of this Item 1.02 by reference.

The descriptions of the Deeds of Termination set forth above are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, each of which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K regarding compensatory arrangements are incorporated and made a part of this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Contract between SharonAI Pty Ltd, SharonAI Holdings Inc. and James Manning, dated April 30, 2026
10.2	Executive Employment Contract between SharonAI Pty Ltd, SharonAI Holdings Inc. and Tim Broadfoot, dated April 30, 2026
10.3	Executive Employment Contract between SharonAI Pty Ltd, SharonAI Holdings Inc. and Andrew Leece, dated April 30, 2026
10.4	Executive Employment Contract between SharonAI Pty Ltd, SharonAI Holdings Inc. and Nick Hughes-Jones, dated April 30, 2026
10.5	Employment Contract between SharonAI Pty Ltd and Tim Flahvin, dated December 29, 2025
10.6	Employment Contract Alteration Agreement between SharonAI Pty Ltd and Tim Flahvin, dated April 30, 2026
10.7	Deed of Termination and Release among SharonAI Pty Ltd, SharonAI Holdings Inc. and Manning Group Pty Ltd ATF MG Office Trust, dated April 30, 2026
10.8	Deed of Termination and Release among SharonAI Pty Ltd, SharonAI Holdings Inc. and Broadfoot Group Pty Ltd, dated April 30, 2026
10.9	Deed of Termination and Release among SharonAI Pty Ltd, SharonAI Holdings Inc. and Inbocalupo Consulting Pty Ltd, dated April 30, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report and its exhibits that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s reports and filings made with the SEC. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ Tim Flahvin
	Name:	Tim Flahvin
	Title:	General Counsel

Date: May 6, 2026